Exhibit 10.15

FORM OF

GTX CORP

COMMON STOCK PURCHASE WARRANT

Warrant No. ____	____________ Warrants

VOID AFTER 5:00 P.M. LOS ANGELES TIME
ON FEBRUARY __, 2013

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

GTX Corp, a Nevada corporation (the “Company”), having its principal office as of the date hereof at 117 W. 9th Street, # 1214, Los Angeles, CA 90015 hereby certifies that, for value received, ________________________________________, or its registered assigns (“Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company at any time on or from time to time after August __, 2011 (date that is the Original Issue Date), and before 5:00 P.M., Pacific Standard Time, on February __, 2013 (date that is thirty months after the Original Issue Date) (the “Expiration Date”), ____________ fully paid and non-assessable shares of Common Stock (as defined below), at the initial Purchase Price per share (as defined below) of $0.08.  The number of such shares of Common Stock and the Purchase Price per share are subject to adjustment as provided in Section 5.

The Company agreed to issue Warrants, including this Warrant, to purchase up to a maximum of 7,200,000 shares of Common Stock (subject to adjustment as provided in Section 5) in connection with the Company's private placement of up to a maximum aggregate of $360,000 of Common Stock and Warrants.

Definitions.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

“Aggregate Purchase Price” has the meaning set forth in Section 3.1.

“Blue Sky Laws” means any state securities or “blue sky” laws.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the city of Los Angeles, California are authorized or required by law to remain closed.

 “Company” includes the Company and any corporation which shall succeed to or assume the obligations of the Company hereunder. The term “corporation” shall include an association, joint stock company, business trust, limited liability company or other similar organization.

“Common Stock” means the Company’s Common Stock, $.001 par value per share, authorized as of the date hereof, and any stock of any class or classes (however designated) hereafter authorized upon reclassification thereof, which, if the Board of Directors declares any dividends or distributions, has the right to participate in the distribution of earnings and assets of the Company after the payment of dividends or other distributions on any shares of capital stock of the Company entitled to a preference and in the voting for the election of directors of the Company.

“Convertible Securities” means (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities.

“Delivery Date” has the meaning set forth in Section 4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

 “Holder” means any record owner of Warrants or Underlying Securities.

 “Market Price” means, for one share of Common Stock at any date (i) if the principal trading market for the Common Stock is an national securities exchange, the average of the closing sale prices per share for the five (5) previous trading days in which a sale was reported, as officially reported on any consolidated tape, (ii) or (iii) if the security is not listed on a national securities exchange, the average of the closing sale prices per share on the last five (5) previous trading days in which a sale was reported as set forth in the National Quotation Bureau sheet listing such securities for such days.  Notwithstanding the foregoing, if there is no reported closing sale price, as the case may be, reported on any of the five (5)  trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be the average of the high bid and asked prices for the five (5) previous trading days in which a sale was reported; and if there is no reported high bid and asked prices, as the case may be, reported on any of the five (5) trading days preceding the event requiring a determination of Market Price hereunder, then the Market Price shall be determined in good faith by resolution of the Board of Directors.  The Market Price of Other Securities, if any, shall be determined in the same manner as Common Stock.

 “Notice” has the meaning set forth in Section 18.

“Original Issue Date” means June 10, 2011.

 “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the Holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or 6.

“Person” means any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

“Purchase Price per share” means $0.08 per share, as may be adjusted from time to time in accordance with Section 5 or 6.

“Securities Act” means the Securities Act of 1933 as the same shall be in effect at the time.

 “Underlying Securities” means any Common Stock or Other Securities issued or issuable upon exercise of Warrants.

 “Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of June 10, 2011, among the Company and the subscriber.

“Warrant” means, as applicable, (i) the Warrants dated as of the date hereof, originally issued by the Company pursuant to the Securities Purchase Agreement, of which this Warrant is one, evidencing rights to purchase up to a maximum of 7,200,000 shares of Common Stock, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof (all Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised) or (ii) each right as set forth in this Warrant to purchase one share of Common Stock, as adjusted from time to time in accordance with Section 5 or 6.

Sale or Exercise Without Registration.  If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Underlying Securities previously issued upon the exercise of Warrants, such Warrant or Underlying Securities shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the Holder or transferee of such Warrant or Underlying Securities, as the case may be, furnish to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act and without registration or qualification under any applicable Blue Sky Laws; provided that nothing contained in this Section 2 shall relieve the Holder from its obligations under the Securities Purchase Agreement.

Exercise of Warrant.

Exercise in Full.  Subject to the provisions hereof, this Warrant may be exercised in full by the Holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal office as set forth at the head of this Warrant (or such other location as the Company from time to time may advise the Holder in writing), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained (the “Aggregate Purchase Price”) by multiplying (a) the number of shares of Common Stock then  issuable upon exercise of this Warrant by (b) the Purchase Price per share on the date of such exercise.

Partial Exercise.  Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the Holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription at the end hereof by (b) the Purchase Price per share on the date of such exercise.  Upon any such partial exercise, the Company at its expense shall forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes and subject to the provisions of Section 2) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares issuable prior to such partial exercise of this Warrant minus the number of such shares designated by the Holder in the subscription at the end hereof.

Forced Exercise.  This Warrant is redeemable by the Company at any time upon 5 days’ notice, at a price of $0.0001 per Warrant, provided that the volume weighted average price of the Company’s common stock is at least twelve and one-half cents ($0.125) and  the average daily trading volume of the Company’s common stock is at least 250,000 during the 10 trading days prior to the day on which the Company gives the Holder a notice of redemption. The company cannot redeem this Warrant unless the Underlying Securities can be sold pursuant to a valid registration statement effective under the Securities Act of 1933.

Delivery of Stock Certificates, etc., on Exercise.

Delivery of Certificates.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) Business Days thereafter (the “Delivery Day”), the Company at its own expense shall cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes and subject to the provisions of Section 2) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock or Other Securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current Market Price of one full share.

Adjustment for Stock Splits; Dividends.  The number and kind of securities purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Underlying Securities purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Underlying Securities or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Underlying Securities or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Underlying Securities or other securities resulting from such adjustment at a Purchase Price per share or other security obtained by multiplying the Purchase Price per share in effect immediately prior to such adjustment by the number of Underlying Securities purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Underlying Securities or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

Reorganization, Consolidation, Merger, etc.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company (other than as a result of a subdivision, combination, reclassification or stock dividend provided for in Section 5 above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reorganization, reclassification, consolidation or merger by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change.  In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

Further Assurances; Reports.  The Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Underlying Securities upon the exercise of all Warrants from time to time outstanding.

Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Underlying Securities, the Company shall, at its expense, promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock or Other Securities outstanding or deemed to be outstanding.  The Company shall forthwith mail a copy of each such certificate to the Holder.

Reservation of Stock, etc., Issuable on Exercise of Warrants.  The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

Exchange of Warrants.  Subject to the provisions of Section 2, upon surrender for exchange of this Warrant, properly endorsed, to the Company, as soon as practicable (and in any event within three Business Days) the Company at its own expense shall issue and deliver to or upon the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of this Warrant so surrendered.

Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

Warrant Agent.  The Company may, by written notice to each Holder of a Warrant, appoint an agent having an office in Los Angeles, California, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to Section 3, exchanging Warrants pursuant to Section 10, and replacing Warrants pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

No Rights as Stockholder.  This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

Negotiability, etc.  Subject to Section 2, this Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees that:

subject to the provisions of this Warrant and the Securities Purchase Agreement, title to this Warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof); and

until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

Entire Agreement; Successors and Assigns.  This Warrant and the Securities Purchase Agreement constitute the entire contract between the parties relative to the subject matter hereof.  This Warrant and the Securities Purchase Agreement supersede any previous agreement among the parties with respect to the subject matter hereof.  The terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective permitted executors, administrators, heirs, successors and assigns of the parties.  Nothing in this Warrant, expressed or implied, is intended to confer upon any party, other than the Holder and the Company, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of law.

Headings.  The headings of the sections of this Warrant are for convenience and shall not by themselves determine the interpretation of this Warrant.

Notices.  Any notice or other communication required or permitted to be given hereunder (each a “Notice”) shall be given in writing and shall be made by personal delivery or sent by courier or certified or registered first-class mail (postage pre-paid), addressed to a party at its address shown below or at such other address as such party may designate by three days’ advance Notice to the other party.

Any Notice to the Holder shall be sent to the address for such Holder set forth on books and records of the Company.

Any Notice to the Company shall be sent to:

GTX Corp
117 W. 9th Street, # 1214
Los Angeles, CA  90015
Attention: Murray Williams, CFO

Each Notice shall be deemed given and effective upon receipt (or refusal of receipt).

Severability.  Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Warrant.

Amendments and Waivers.  Any provision of this Warrant may be amended and the observance of any provision of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Warrants then outstanding.  Any amendment or waiver effected in accordance with this Section 20 shall be binding upon each Holder of a Warrant.

Construction.  Words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa as the context requires.  The words “herein”, “hereinafter”, “hereunder” and words of similar import used in this Warrant shall, unless otherwise stated, refer to this Warrant as a whole and not to any particular provision of this Warrant.  All references to “$” in this Warrant and the other agreements contemplated hereby shall refer to United States dollars (unless otherwise specified expressly).  Any reference to any gender includes the other genders.

Dated: August __, 2011

GTX CORP

By:
Name: Murray Williams
Title: Chief Financial Officer

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:  GTX CORP

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,     *    shares of Common Stock of GTX Corp, and herewith makes payment of $__________.

The undersigned represents that the undersigned is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to, and in accordance with a valid registration statement effective under the Securities Act of 1933).

Dated:

(Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)

(Address)

*  Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised).